EXHIBIT 10.2
                                                                    ------------

                             BUSINESS LOAN AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
NAME(S) / ADDRESS(ES) OF BORROWER(S) ("Borrower, I, My or Me")   NAME / ADDRESS OF LENDER (CREDITOR) ('Lender, You, or Your")
SIGNATURE EYEWEAR, INC.

BY: MICHAEL PRINCE, CEO                                          HOME LOAN INDUSTRIAL BANK
498 N. OAK STREET                                                205 NORTH 4TH STREET
INGLEWOOD CA 90302                                               GRAND JUNCTION, CO 81501
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF BUSINESS                                                               LIMITED LIABILITY      LIMITED LIABILITY
CORPORATION          [ ] CORPORATION  [ ] PARTNERSHIP  [ ] PROPRIETORSHIP  [ ] COMPANY            [ ] PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AMOUNT AND TERM OF LOAN(S) OR LINE(S) OF CREDIT
--------------------------------------------------------------------------------
AMOUNT
Four hundred six thousand & no/100                                   $406,000.00
--------------------------------------------------------------------------------
TRANSACTION DATE      MATURITY DATE     ACCOUNT NUMBER
2/03/05               6/06/06           200049433       [X] LOAN
                                                        [ ] LINE OF CREDIT
--------------------------------------------------------------------------------
INTEREST RATE
FIXED INTEREST RATE @ 12.000
--------------------------------------------------------------------------------
PURPOSE OF CREDIT

--------------------------------------------------------------------------------
  The undersigned Borrower, in consideration of the Lender granting the loan(s) or line(s) of credit upon the terms described above, hereby agrees, warrants and represents as follows:

--------------------------------------------------------------------------------
A. PREPAYMENT. Borrower agrees that in the event of prepayment, the Borrower will pay a prepayment penalty on the following basis:
   N/A
--------------------------------------------------------------------------------
B. ACCOUNTING AND COMPENSATING BALANCES. Borrower agrees to maintain the following accounts with Lender:



   1. N/A   % of the balance of the loan or used portion of the line of credit plus
   2. N/A   % of any unused portion of the line of credit, if any.
--------------------------------------------------------------------------------
C. FINANCIAL REQUIREMENTS. Provisions 1 and 2 below shall be in accordance with generally accepted accounting principles.
   1. Borrower will maintain a net worth of at least $N/A
   2. Borrower will maintain current assets in excess of current liabilities in a ratio of at least N/A to one.
   3. Borrower will not make (without prior written consent of Lender) investments in fixed assets in excess of: $N/A
   4. Borrower will enter into no lease (without prior written consent of Lender) with an aggregate rental of more than: $N/A
   5. Borrower will cause its following named creditor(s) to subordinate its debt to the debt of the Borrower to Lender in a form prescribed by Lender.

                NAME OF CREDITOR                     DOLLAR AMOUNT SUBORDINATED





   6. Borrower will submit financial data as follows:
--------------------------------------------------------------------------------
D. SECURITY. To secure its loan or line of credit, the Borrower has or will deliver possession of the following collateral or will execute the following instruments of pledge, mortgage, assignment, guarantee, or security agreement and will comply with all of the provisions of those documents:

   SEE ATTACHED SECURITY DESCRIPTION
--------------------------------------------------------------------------------
E. GUARANTORS. To induce the Lender to extend and continue to extend financial accommodations to Borrower, the following named individual(s) or entity(ies) have agreed to guarantee repayment of any Indebtedness of Borrower:

--------------------------------------------------------------------------------
The Borrower(s) acknowledge(s) having read and understood the terms listed on page one as well as on pages two and three hereof and agrees to be bound by and to comply with them:



  By X /s/ Michael Prince CEO 2/4/05      By X /s/ Michael Prince CEO 2/4/05
    --------------------------------        --------------------------------
       SIGNATURE EYEWEAR, NC.   Date           SIGNATURE EYEWEAR, NC.   Date
  Its  Chief Executive Officer            Its  Chief Executive Officer


  By X                                    By X
    --------------------------------        --------------------------------
  Its                                     Its

--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1984, 1994, 1995, 1997, 2000, 2001
ITEM 317BAL1 (0104) (1866) Page 1 of 3

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

F. GENERAL AGREEMENTS

     1. The business of the Borrower shall be continued in its present form and at the address as shown on page one, and the Borrower will not enter into changes of its partnership agreement, limited liability company articles of organization, or, if a corporation, enter into a consolidation, merger, or permit a majority of its common stock to be transferred, or grant options which could result in such actions unless the Lender is first notified and consents in writing to any such change.

     2. The proceeds of the loan or line of credit will be used lawfully and exclusively for the benefit of the Borrower's business and for the purpose set forth on page one.

     3. All collateral security given to secure the loan or line of credit shall also secure all of the other obligations of the Borrower to the Lender of whatsoever nature, past, present, or future. All collateral security given for other obligations of the Borrower to the Lender, together with any debt from Lender to Borrower, (including, but not limited to checking, deposit accounts, certificates of deposit, savings accounts, and the like) shall, likewise, secure the loan or line of credit described on page one. It is the expressed intent to cross-collateralize all of the borrowings or other indebtedness of Borrower to the Lender. The breach of the terms of any note, security agreement, mortgage, pledge, or loan agreement of whatsoever nature between the Borrower and the Lender shall constitute default and breach of all such agreements, including this agreement.

     4. The Borrower will at all times maintain in full force adequate liability and property insurance to protect its assets, the insurance to be in such form and such amounts as the Lender, at its sole discretion, may require.

     5. This agreement shall pertain to and govern monies owed by Borrower to Lender, identified as loan(s) and/or line(s) of credit on page one, including all renewals, extensions and changes of form related thereto, until the same have been paid in full.

G. BORROWER'S WARRANTIES

Borrower Warrants:

     1. All representations and statements of whatever nature made or delivered to the Lender at any time prior to, contemporaneous with, or subsequent to this agreement have been, are, or shall be true in all respects.

     2. The Borrower has full and unencumbered title to all property relied upon by the Lender as security and to all assets set forth in any financial statement, unless otherwise indicated in such statement.

     3. The Borrower will keep its books and records in accordance with generally accepted accounting principles and will deliver balance sheets as well as profit and loss statements from time to time in a form satisfactory to the Lender.

     4. The Borrower agrees that the Lender may itself, or by its authorized representative, inspect the premises, books, and records of the Borrower during regular business hours and at reasonable intervals.

     5. As to any real estate which has been, is now, or will be in the future owned or occupied by Borrower, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Borrower will immediately notify Lender in writing of any assertion made by any party to the contrary. Borrower indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorney fees, incurred directly or indirectly as a result of Borrower's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any state or federal law or regulation.

     6. If the Borrower is a corporation, it will not pay dividends or purchase or retire any of its capital stock without written permission of the Lender.

     7. The Borrower will not, during the term of this agreement, incur any other indebtedness for borrowed money, become a guarantor or surety for any third party, will not lend money, encumber any of its assets, or sell any asset, except in the ordinary course of Borrower's business, without the written permission of the Lender. For the purposes of this section, the sale of accounts is deemed to be borrowing money.

H. EVENTS OF DEFAULT

     The Borrower agrees to pay all of the Lender's expenses incidental to perfecting Lender's security interests and liens, including all insurance premiums and title insurance costs, Uniform Commercial Code search fees, and all fees incurred by Lender for audits, inspection, and copying of Borrower's books and records. In addition, any costs associated with the closing of this loan, attorney fees and other incidental costs shall be paid by Borrower. The Borrower also agrees to pay all costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this agreement, the Related Documents, and any other agreements between the Borrower and Lender in connection with any amendments, modifications, waiver of consent with respect to this agreement, including reasonable attorney fees.

     Any failure of the Borrower to pay any interest, principal, or fee when due; any breach or default of any term, condition or warranty of this agreement or any other agreement between the Borrower and the Lender; any appointment of a receiver, trustee, or assignment for the benefit of creditors; any voluntary or involuntary bankruptcy insolvency proceeding; any assessment for taxes (other than real property taxes) levied by any government entity; or any lien, attachment, or garnishment by a creditor of the Borrower shall constitute a default hereof. Borrower shall also be in default if the Lender should, in good faith, believe the Borrower's ability to repay its indebtedness under this Agreement, any collateral, or the ability to resort to any collateral, is or soon will be impaired, time being of the very essence.

I. REMEDIES ON DEFAULT

     In addition to any other remedies upon an event of Default, Lender shall have the right to cease to make any further advances under this Agreement, or any other indebtedness which Borrower has with Lender. Upon such a default the Lender may, at its sole and absolute option, declare all sums due from the Borrower immediately due and payable regardless of the terms of any note or other evidence of indebtedness between the Borrower and the Lender. No indulgence or failure of the Lender to enforce any rights hereunder or under any other agreement between the Borrower and the Lender shall constitute a waiver of those terms by the Lender, and the Lender may enforce such terms upon subsequent or continuing default.

J. DEFINITIONS


     1. "Agreement" shall mean this Business Loan Agreement.

     2. "Collateral" shall mean the Property which Borrower and any other Obligor has pledged, mortgaged, or granted Lender a security interest in, wherever located and whether now ended or hereafter acquired, together with all replacements, substitutions, proceeds and products thereof.

     3. "Event of Default" shall mean any of the events described in section H of this Agreement and in the Related Documents.

     4. "Financial Statements" shall mean all balance sheets, earnings statements, and other financial information (whether of Borrower, or an Obligor) which have been, are now, or are in the future furnished to Lender.

     5. "Indebtedness" shall mean the Loan(s) and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender advances for payments of insurance, taxes, any amounts advanced by Lender to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

--------------------------------------------------------------------------------
By initialing, I acknowledge this is page 2 of 3 of the                   MP
Business Loan Agreement.                                               --------
                                                                       Initials
--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1984, 1994, 1995, 1997, 2000, 2001
ITEM 317BAL2 (0104) (1866) Page 2 of 3

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

     6. "Obligor" shall mean any person having any obligation to Lender, whether for the payment of money or otherwise, under this Agreement or under the Related Documents, including but not limited to Guarantor and any other guarantors of the Indebtedness.

     7. "Property" shall mean all of Borrower's (and/or other Obligor's, as applicable) assets, whether tangible or intangible, real or personal.

     8. "Related Documents" shall mean any and all documents, promissory notes, security agreements, leases, mortgages, guaranties, pledges and any other documents or agreements executed in connection with this Agreement. The term shall include both documents existing at the time of execution of this Agreement and documents executed after this date of this Agreement.

K. MISCELLANEOUS

     1. The Borrower will promptly inform the Lender of any fact or act which materially affects the Borrower's financial condition.

     2. Either party may terminate this agreement upon thirty (30) days written notice. If the Borrower terminates, the Borrower agrees to pay the Lender all sums of principal, interest, fees, and penalties prior to the termination becoming effective.

     3. Borrower warrants that no provision, warranty or promise made by Borrower in any document related to this transaction causes any conflict whatsoever with the terms of Borrower's articles of incorporation or organization, by-laws, partnership agreement, operating agreement, or any document related to any other transaction Borrower may be involved with, with any other person or entity.

     4. If the Borrower is a corporation, partnership or limited liability company, the Borrower is duly organized, validly existing and in good standing (if applicable) under the laws of the state of its organization.


The execution and delivery of this agreement and all documents related hereto, and the performance by the Borrower of its obligations hereunder and thereunder, are within its power, have been duly authorized by proper action on the part of the Borrower and are not in violation of any existing law, rule or regulation of any governmental agency or authority, or any order or decision of any court. This agreement and all documents related hereto to which the Borrower is a party, when executed and delivered, will constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application effecting the enforcement of creditors' rights and except to the extent that general principles of equity might affect the specific enforcement of such agreements.

     5. This agreement and Related Documents shall be interpreted under the laws of the State of COLORADO. Any action brought by either party must be brought in the State courts located in COLORADO County, MESA. If no county is designated than in the county and state where the Lender is domiciled. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or the invalidity without invalidating the remainder of such provision or the remaining provisions of this agreement.

     6. The rights and privileges of the Lender hereunder shall inure to the benefit of its successors and assigns, and this agreement shall be binding on all heirs, executors, administrators, assigns, and successors of the Borrower. The Borrower may not assign this agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

ADDITIONAL PROVISIONS







Both Parties               MP
Must Initial:      -------------------             -------------------
                   Borrower's initials              Lender's initials





--------------------------------------------------------------------------------
By initialing, I acknowledge this is page 3 of 3 of the                   MP
Business Loan Agreement.                                               --------
                                                                       Initials
--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1984, 1994, 1995, 1997, 2000, 2001
ITEM 317BAL3 (0104) (1866) Page 3 of 3

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

                           COMMERCIAL PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------------------
NAME(S) / ADDRESS(ES) OF BORROWER(S) ("Borrower, I, My or Me")   NAME / ADDRESS OF LENDER (CREDITOR) ("Lender, You, or Your")
SIGNATURE EYEWEAR, INC.

BY: MICHAEL PRINCE, CEO                                          HOME LOAN INDUSTRIAL BANK
498 N. OAK STREET                                                205 NORTH 4TH STREET
INGLEWOOD CA 90302                                               GRAND JUNCTION, CO 81501
------------------------------------------------------------------------------------------------------------------------------------
NOTE NUMBER            TRANSACTION DATE            MATURITY DATE            OFFICE            OFFICER            LOAN AMOUNT
 200049433                2/03/05                     6/06/06                                   RJR              406,000.00
------------------------------------------------------------------------------------------------------------------------------------

For value received, on or before the Maturity Date, the undersigned Borrower promises to pay the principal amount, together with interest, and any other charges, including service charges, to the order of the Lender at its office at the address noted above or holder, all in lawful money of the United States of America. The undersigned further agrees to the terms below and on page two of this Note.

Words, numbers or phrases preceded by a [ ] are applicable only if the [ ] is marked.
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                     $406,000.00
Four hundred six thousand & no/100
--------------------------------------------------------------------------------

PAYMENT SCHEDULE: [X] In 1 installments of $     [ ] plus interest
                  [X] including interest starting         and payable
                      [ ] monthly.   [ ] quarterly.

[ ] interest only starting
[ ]
[X] interest, principal and other charges due on Maturity Date.
[ ] other payment schedule:

INTEREST RATE:
This loan is subject to  [X] a fixed interest rate of 12.0000% per annum.
                         [ ] a variable simple interest rate, which is

                         [ ]  ___% greater than:
                         [ ]  equal to:
                         [ ]  ___% less than: the following Index:

------------------------------------------------------------------------------------------------------------------------------------
Initial Variable Simple         Present Variable            Minimum              Maximum                Interest Rate
    Interest Rate                Interest Rate           Interest Rate        Interest Rate          Changes Will Occur:
       N/A%                          N/A%                    N/A%                 N/A%                      N/A
------------------------------------------------------------------------------------------------------------------------------------

Interest will be calculated on the unpaid balance for the actual days
outstanding on a:    [X] 365/365 Day Basis. [ ]  /  Day Basis.

DEFAULT RATE: If in default the interest rate shall be:  [X] 25.000% per annum.
                                                         [ ] ______% in excess
                                                             of the Index.

LATE CHARGE: If Borrower is more than 10 days late in making any payment, in addition to such payment, Borrower will pay a late charge of:

[ ] the lesser of  [ ] the greater of  [X] an amount equal to  [X] $15.00 or
                                                               [X] 5.000% of the
                                                                   payment in
                                                                   default.

PAYABLE ON DEMAND:   [ ] Payment is due upon demand.
                     [X] Payment is due upon demand, but in any event, not later than Maturity Date.

LINE OF CREDIT:  [ ] If this Note is not in default, Lender may make advances on a continuing basis up to the Principal Amount.
--------------------------------------------------------------------------------

[ ]   Additional Note Provisions:
















--------------------------------------------------------------------------------
Security for this Note, if any, (the "Collateral") is granted pursuant to the following document[s] executed on the date(s) noted below:

[X] security agreement dated 2/07/05

[ ] mortgage, deed of trust, trust deed or security deed dated

[ ] other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By initialing, I acknowledge this is page 1 of 2 of the                   MP
Commercial Promissory Note.                                            --------
                                                                       Initials
--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1987, 1994, 1995, 1996, 1997, 2000, 2001,
2002, 2003
ITEM 330BAL1 (0305) Page 1 of 2

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

ADDITIONAL PROVISIONS

If this Note is secured by a security agreement, mortgage, deed of trust, trust deed, security deed or loan agreement of even or previous date, as set forth on page one hereof, it is subject to all the terms thereof. Additionally, the Lender may, upon deeming itself insecure or upon Borrower's default in payment or in the terms of this or any other agreement Borrower may have with Lender declare the entire principal amount due and payable. The Borrower severally waives demand, notice, and protest and any defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral.

If there is a Default Rate shown on page one, it may be applied to all periods of time in which a default exists. If the interest rate on this note is tied to an Index stated on page one, that Index is used solely to establish a base from which the actual rate of interest payable under this Note will be figured, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. If the interest rate varies in accordance with a selected Index, if that Index ceases to exist, Lender may substitute a similar index which will become the Index.

If this Note is payable in installments, each installment payment will be due on the same day of the installment period as the day upon which payments commence, unless otherwise specified. Failure to pay this Note according to specified terms shall constitute a default. If permitted by law and at Lender's option, interest up to the highest rate permitted by law may be assessed on any interest which is past due as the result of any payment not being paid when due.

The Lender shall have the right to hold or apply its own indebtedness or liability to Borrower in payment of, or to provide collateral security for the payment of this Note either prior to or after Maturity Date. If legal proceedings are instituted to enforce the terms of this Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorney fees, to the extent permitted by law. If this Note is secured, then upon default in payment or in the terms of this agreement, the Lender shall have all rights of a secured party under the Uniform Commercial Code and/or other law(s) governing secured transactions. If permitted by law, Borrower waives any otherwise required notice of: presentment; demand; acceleration; and, intent to accelerate.

This Note is governed by the laws of the state in which it is written except to the extent that federal law controls.

The Borrower expressly agrees to all of the provisions hereof and signifies assent thereto by the signature below.

IN WITNESS WHEREOF, the Borrower has executed this Note on the date and year shown below.


  By X /s/ Michael Prince CEO 2/4/05      By X /s/ Michael Prince CEO 2/4/05
    --------------------------------        --------------------------------
    SIGNATURE EYEWEAR, INC.    Date         SIGNATURE EYEWEAR, INC.    Date
  Its  Chief Executive Officer            Its  Chief Executive Officer


  By X /s/ Michael Prince                 By X
    --------------------------------        --------------------------------
  Its CCO                                 Its

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1987, 1994, 1995, 1996, 1997, 2000, 2001,
2002, 2003
ITEM 330BAL2 (0305) Page 2 of 2

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

                          COMMERCIAL SECURITY AGREEMENT
                                 ("AGREEMENT")

------------------------------------------------------------------------------------------------------------------------------------
NAME(S) / ADDRESS(ES) OF OBLIGOR(S)/OBLIGOR-DEBTOR(S)("Borrower")   NAME / ADDRESS OF SECURED PARTY ("Lender")

SIGNATURE EYEWEAR, INC.

BY: MICHAEL PRINCE, CEO                                             HOME LOAN INDUSTRIAL BANK
498 N. OAK STREET                                                   205 NORTH 4TH STREET
INGLEWOOD CA 90302                                                  GRAND JUNCTION, CO 81501
------------------------------------------------------------------------------------------------------------------------------------
 BORROWER'S TYPE OF BUSINESS ORGANIZATION (Corporation,             BORROWER'S STATE OF ORGANIZATION / FORMATION
 Partnership, L.L.C., Assumed Name, etc.)                           CALIFORNIA      MP
 CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
 NAME(S) OF DEBTOR(S) OTHER THAN BORROWER ("Non-Borrower Debtor")   ADDRESS(ES) OF NON-BORROWER DEBTOR(S)
 If Applicable)






------------------------------------------------------------------------------------------------------------------------------------
 NON-BORROWER DEBTOR'S TYPE OF BUSINESS ORGANIZATION                NON-BORROWER DEBTOR'S STATE OF ORGANIZATION/FORMATION/RESIDENCE
 (Corporation, Partnership, L.L.C., Assumed Name, etc.)             (if a natural person)
 (If Applicable)


------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT DATE                OFFICER                 LOAN AMOUNT             INTEREST RATE                          NOTE NUMBER
------------------------------------------------------------------------------------------------------------------------------------
  2/03/05                       RJR                    406,000.00                12.0000                               200049433
------------------------------------------------------------------------------------------------------------------------------------

Words, phrases, or the text of a paragraph following a [ ] are only applicable if the [ ] is marked, e.g. [X]

1. DEBTOR - For purposes of this Agreement, the term "Debtor" refers to any party who has an interest in the Collateral defined in Provision 4 below. Unless otherwise indicated with a mark in one of the boxes below, the Debtor is the Borrower identified above.

[ ]   "Debtor" includes the Borrower and the Non-Borrower Debtor identified above.

[ ]   "Debtor" is the Collateral owner identified above as Non-Borrower Debtor.

[ ]   "Debtor" is a guarantor and also the Collateral owner, and is identified above as Non-Borrower Debtor.

Throughout this Agreement, references to Debtor are to be construed as set forth in this Provision 1, and as more specifically defined by Article 9 of the Uniform Commercial Code.

2. SECURITY INTEREST GRANT - Debtor, in consideration of the Obligations to Lender, as defined in Provision 3 below, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the collateral described in the paragraph(s) following any box(es) marked in Provision 4 below, including any collateral described under paragraph 0 of Provision 4 ("Specific"). Debtor further grants Lender a security interest in the proceeds of said collateral, the proceeds of hazard insurance and eminent domain or condemnation awards involving the collateral, all products of, and accessions to, such collateral or interests therein, any and all deposits or other sums at any time credited by or due from Lender to Debtor, and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender or in transit by mail or carrier to or from Lender or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the foregoing described collateral secures to Lender the payment of all loans, advances, and extensions of credit from Lender to Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between Lender and Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

3. OBLIGATIONS - As used in this Agreement, the term "Obligations" shall mean any and all of Borrower's and/or Debtor's obligations to Lender, whether they arise under this Agreement or the Note, Loan Agreement, Guarantee, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower and/or Debtor to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations shall also include all expenditures that Lender may make under the terms of this Agreement or for the benefit of Borrower and/or Debtor, all interest, costs, expenses, and attorneys' fees accruing to or incurred by Lender in enforcing the Obligations or in the protection, maintenance, preservation, or liquidation of the Collateral, and any of the foregoing that may arise after the filing of any petition by or against Borrower and/or Debtor under the Bankruptcy Code, irrespective of whether the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

4. DESCRIPTION OF COLLATERAL - The collateral covered by this Agreement (the "Collateral") is all of the Debtor's property described below, with regard to which a mark has been placed in the applicable box, which the Debtor now owns or may hereafter acquire or create and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto.

--------------------------------------------------------------------------------
By initialing, I acknowledge this is page 1 of 10 of the                   MP
Commercial Security Agreement.                                         --------
                                                                       Initials
--------------------------------------------------------------------------------
(R) Copyright Compliance Systems, Inc. 1984, 1993, 1994, 1995, 1997, 1998, 2000,
2001
ITEM 304BAL1 (0105) Page 1 of 10

                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

[ ] A. ACCOUNTS - "Accounts" shall consist of Debtor's right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit card or charge card or information contained on or for use with the card, (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State, or (ix) for health-care-insurance receivables.

[ ] B. INVENTORY - "Inventory" shall consist of all inventory and goods, other than farm products, which (a) are leased by Debtor as lessor, (b) are held by Debtor for sale or lease or to be furnished under a contract of service,
     (c) are furnished by Debtor under a contract of service, or (d) consist of raw materials, work in process, or materials used or consumed in business.

[ ] C. EQUIPMENT - "Equipment" shall consist of all of Debtor's goods other than inventory, farm products or consumer goods. Equipment includes, but is not limited to, all equipment and fixtures of every nature and description whatsoever, now owned or hereafter acquired by Debtor, wherever located, including all machinery, manufacturing equipment, shop equipment, furnishings, furniture, record keeping equipment, and vehicles, together with all accessions, parts, imbedded software, attachments, accessories, tools, and dies, or appurtenances thereto intended for use in connection therewith, and all substitutions, betterments, and replacements thereof and additions thereto.

[ ] D. INSTRUMENTS - "Instruments" shall consist of all negotiable instruments and other writings that are now owned or hereafter acquired by Debtor that evidence a right to the payment of a monetary obligation, are not themselves security agreements or leases, and are of a type that in the ordinary course of business are transferred by delivery with any necessary endorsements or assignments. Instruments shall not include investment property, letters of credit, or writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

[ ] E. FIXTURES - "Fixtures" shall consist of all Debtor's goods that have or will become so related to the real property described below that an interest in them arises under real property law. Fixtures include, but are not limited to, any fixtures and appurtenances thereto now owned or hereafter acquired by Debtor, and such other goods, chattels, equipment, and personal property affixed or in any manner attached to the real property and/or building(s) or structure(s), including all additions and accessions thereto, and replacements, substitutions, insurance benefits, and proceeds thereof.

[ ] F. GENERAL INTANGIBLES - "General Intangibles" shall consist of all personal property now owned or hereafter acquired by Debtor, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, goods, Instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction. General Intangibles shall also include all payment intangibles now held or hereafter acquired by Debtor and all software now owned or hereafter acquired by Debtor, which is not encompassed by the term "Goods," and all supporting information pertaining or relating thereto. General Intangibles include, but are not limited to, intellectual property, rights that arise under a license of intellectual property, including the right to exploit the intellectual property without liability for infringement, and the right to payment of a loan of funds that is not evidenced by chattel paper or an instrument.

[ ] G. INVESTMENT PROPERTY - "Investment Property" shall consist of all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodities contracts, and commodities accounts, now held or hereafter acquired by Debtor, together with all contracts, instruments, and general intangibles related thereto and all monies, income, proceeds, and benefits attributable or accruing to said property, including, but not limited to, all stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities, and the properties and benefits to which the Debtor is, or may hereafter become, entitled to receive on account of said property,

[ ] H. CHATTEL PAPER - "Chattel Paper" shall consist of all records now held or hereafter acquired by Debtor that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the goods or owed under a lease of the goods and includes a monetary obligation with respect to software used in the goods. The term does not include (i) charters or other contracts involving the use or hire of a vessel or (ii) records that evidence a right to payment arising out of the use of a credit card or charge card or information contained on or for use with the card. If a transaction is evidenced by records that include an instrument or series of instruments, the group of records taken together constitutes chattel paper. The definition of chattel paper includes electronic chattel paper. Debtor agrees that it will assist Lender in obtaining control of the electronic chattel paper by (i) creating a single authoritative copy of the record(s) existing which is unique and identifiable, (ii) ensuring that the authoritative copy identifies the Lender as the assignee of the record(s), and (iii) ensuring that the authoritative copy is communicated to and maintained by the Lender or its designated custodian. Copies or revisions that add or change an identified assignee of the authoritative copy can be made only with the participation of the Lender. Debtor agrees that each copy or authoritative copy and any copy of a copy shall be readily identifiable as a copy that is not the authoritative copy, and any revision of any authoritative copy is readily identifiable as an authorized or unauthorized revision.

[ ] I. STANDING TIMBER - "Standing timber" shall consist of all of the standing timber to be cut and removed from the real property described below upon which Debtor has granted to Lender a security interest evidenced by a mortgage, trust deed, deed of trust, security deed, or similar security instrument conveying rights to the real property, including rights to the standing timber. Standing timber includes all accounts arising out of the sale such standing timber, including all products thereof in whatever form, and encompasses arrangements based on the sale of the timber at the moment that it is severed from the ground and is measured.

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[ ]  J. TITLED VEHICLE - "Titled vehicle" shall consist of any and all vehicle(s) described below, wherever located, now owned or hereafter acquired by Debtor, and all additions and accessions thereto, replacements thereof, and substitutions therefor; and all documents of title evidencing or representing any part thereof, and all products, rents, and proceeds thereof.

[ ] K. LETTER OF CREDIT RIGHTS - "Letter of Credit Rights" shall consist of a right to payment or performance under a Letter of Credit, whether or not the beneficiary(ies) has demanded or is at the time entitled to demand payment or performance. The term does not include the right of a beneficiary to demand payment or performance under a letter of credit. Debtor agrees to cooperate with Lender in obtaining the Letter of Credit issuer or its nominated persons' consent to assignment of the proceeds of the Letter of Credit.

[ ] L. AS-EXTRACTED COLLATERAL - "As-extracted collateral" shall consist of all oil, gas, and other minerals which are to be extracted from the real property described below upon which Debtor has granted to Lender a security interest evidenced by a mortgage, trust deed, deed of trust, security deed or similar security instrument conveying rights to the real property, including rights to such oil, gas, or other minerals. As-Extracted Collateral includes all accounts arising out of the sale at the wellhead or at the minehead of such oil, gas, or other minerals. The terms "at the wellhead" and "at the minehead" encompass arrangements based on the sale of the oil, gas, or other minerals at the moment that it issues from the ground and is measured, without technical distinctions as to whether title passes at the "Christmas tree" of a well, the far side of a gathering tank, or at some other point.

[ ] M. GOVERNMENT PROGRAM PAYMENTS - "Government Program Payments" shall consist of all Debtor's right to payment of a monetary obligation, accounts, general intangibles, and other benefits, now held or hereafter acquired, that arise under or as a result of Debtor's participation in any prior, contemporaneous, or future state or federal governmental program, including any such program offered by a subdivision, agency, department, county, parish, municipality, or other unit of the government of the United States, a State, or a foreign country, or any organization having a separate corporate existence from such governmental entities if the organization is eligible to issue debt on which interest is exempt from income taxation under the laws of the United States. Government Program Payments include, but are not limited to, letters of entitlement, deficiency payments, diversion payments, payments in kind, emergency assistance payments, production flexibility contracts, conservation reserve payments, warehouse receipts, and storage payments.

[ ] N. DEPOSIT ACCOUNTS - "Deposit Accounts" shall consist of all demand, time, savings, passbook, and similar deposit accounts which are now or are hereafter held by Debtor in Lender's institution, or maintained in another bank ("Bank") and for which Debtor, Lender and the Bank have entered into a duly executed Control Agreement (as used herein, the term Bank means an organization that is engaged in the business of banking, and includes banks, savings banks, savings and loan associations, credit unions, and trust companies), unless the deposit is an Individual Retirement Account
     (IRA), Keogh Account, or other tax-deferred retirement account, or Debtor's right of withdrawal arises only in a representative capacity.

[X] 0. SPECIFIC - "Specific" refers to the specific property, together with all related rights shown below. The term Obligations is limited to the extension of credit Lender is providing Borrower, the proceeds of which are to purchase the specific property shown below, including any extensions and renewals thereof; plus related interest, costs, expenses, and attorneys' fees as called for in Provision 2, debt unrelated to purchase proceeds being excluded regardless of words to the contrary in Provision 2.

     SPECIFIC COLLATERAL DESCRIPTION. The properties and interest in properties described below and also described in the applicable paragraph(s) above are sometimes hereinafter individually and collectively referred to as the "Collateral."




     SEE ATTACHED SECURITY DESCRIPTION








REAL PROPERTY DESCRIPTION, if Collateral includes Fixtures, Standing Timber, or As-Extracted Collateral:















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5. WARRANTIES - The Debtor warrants the following: it has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Debtor will defend same to the Lender against the claims and demands of all persons; the Debtor will fully cooperate in placing or maintaining Lender's lien or security interest; the Debtor agrees not to allow or permit any lien, security interest, adverse claim, charge, or encumbrance of any kind against the collateral or any part thereof, without the Lender's prior written consent; all of the Collateral is located in the state of the Debtor's address specified on page one hereof, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; the Debtor will not remove or change the location of any Collateral without the Lender's prior written consent; the Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner; the Debtor will not use the Collateral or permit it to be used for any unlawful purpose; except as otherwise provided in this Agreement with respect to Inventory, Debtor will not, without the Lender's prior written consent, sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein, nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein; the Debtor will not conduct business under any name other than that given on page one hereof, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Debtor's expense, before such change occurs; the information regarding Debtor's state of organization or formation as set forth on page 1 hereof is correct, and Debtor further warrants that Debtor will not change Debtor's state of organization or formation without Lender's prior written consent and will assist Lender with any changes to any documents, filings, or other records resulting or required therefrom; the Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified on page 1 hereof, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Debtor will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Debtor is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents (Articles of Incorporation and By-Laws if the Debtor is a corporation, Articles of Organization and Operating Agreement if the Debtor is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Debtor is a partnership), or any other agreement to which the Debtor is or may become a party; all financial information and statements delivered by the Debtor to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Debtor since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Debtor which may result in any material adverse change in the Debtor's financial condition or which might materially affect any of the Debtor's assets; and the Debtor has duly filed all federal, state, municipal, and other governmental tax returns, and has obtained all licenses, permits, and the like which the Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

6. INSURANCE - The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee or, alternatively, if requested by Lender, mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 10 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of Insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

7. TAXES, LIENS. ETC. - The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor falls to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, Including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

8. ENVIRONMENTAL LAWS - Debtor certifies that as to any real estate which has been, is now, or will be in the future owned or occupied by Debtor, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any state or federal law or regulation.

9. PROTECTION OF COLLATERAL - Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the
Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and

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charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

10. INFORMATION AND REPORTING - The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify Accounts as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

11. ACCOUNTS - The following provisions shall apply to all accounts included in the Collateral and all accounts arising from the sale of inventory included in the Collateral:

As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) Each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by Debtor to, the account debtor named in the account or other bona fide transaction; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims, and encumbrances of any and every nature whatsoever.

Lender shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts to Lender; to notify any and all account debtors to make payments of the accounts directly to Lender; to demand, collect, receive, receipt for, sue for, compound, and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof; and in Lender's discretion, to file any claim or take any other action or proceeding that Lender may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Lender elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Lender in writing, Debtor shall continue to collect accounts, account for same to Lender, shall not commingle the proceeds of collection of accounts with any funds of the Debtor, and shall deposit such proceeds in an account with Lender. In order to assure collection of accounts in which Lender has an interest hereunder, Lender may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Lender may designate, open and dispose of such mail, and receive the collections of accounts included therewith. Lender shall have no duty or obligation whatsoever to collect any account or to take any other action or preserve or protect the Collateral; however, should Lender elect to collect any account or take possession of the Collateral, Debtor releases Lender from any claim or claims for loss or damage arising from any act or omission in connection therewith, and costs of collection incurred by Lender shall be an obligation secured hereby and constitute a portion of the Obligations.

Upon request by Lender, whether before or after default, Debtor shall take such action and execute and deliver such documents as Lender may reasonably request in order to identify, confirm, mark, segregate, and assign accounts and to evidence Lender's interest in same. Without limiting the foregoing, Debtor, upon request, agrees to assign accounts to Lender, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Lender in the form as received by Debtor any and all proceeds of collection of such accounts.

Debtor will deliver to Lender, prior to the 15th day of each month, or with such other frequency as Lender may request, a written report in form and content satisfactory to Lender, showing a listing and aging of accounts and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of the assertion by any account debtor of any setoff, defense, or claim regarding an account or any other matter adversely affecting an account.

Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Lender, be held separate and apart from any other property. Debtor, on request by Lender, but not less than weekly even though no request has been made, shall report to Lender identifying information with respect to any such goods relating to accounts included in transactions under this Agreement.

12. INVENTORY - The following provisions shall apply to all inventory included in the Collateral:

Debtor will deliver to Lender prior to the 15th day of each month, or on such other frequency as Lender may request, a written report in form and content satisfactory to Lender, with respect to the preceding month or other applicable period, showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, and other inventory not with the preceding categories, and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

Debtor will promptly notify Lender in writing of any addition to, change in, or discontinuance of its place(s) of business as shown in this Agreement, and the location of the office where it keeps its records. All Collateral will be located at the place(s) of business shown herein, as modified by any written notice(s) given pursuant hereto.

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Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Lender in the event of default or if Lender deems itself insecure, Debtor may use the inventory in any manner not Inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

All accounts that arise from the sale of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

Debtor shall take all action necessary to protect and preserve the inventory.

13. INSTRUMENTS - The following provisions shall apply to instruments included in the Collateral.

Debtor shall immediately deliver to Lender all instruments included in the Collateral. Negotiable instruments shall be endorsed to the order of Lender. With respect to other writing(s) evidencing a right to the payment of money that, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, Debtor shall deliver to Lender and to any third-party issuer a document of assignment in a form and content satisfactory to Lender assigning the Debtor's rights in the said writing(s), and the third-party issuer shall acknowledge receipt of notice of the assignment.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral.

Any and all replacement instruments and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for Lender and immediately delivered to Lender to be held as part of the Collateral.

14. DEPOSIT ACCOUNTS - The following provisions shall apply to deposit accounts included in the Collateral.

Debtor shall immediately deliver to Lender all certificated certificates of deposit included in the Collateral. Negotiable certificates of deposit shall be endorsed to the order of Lender. Debtor shall execute any and all other documents necessary to provide an appropriate security interest in any account with Lender. With respect to deposit accounts held in another Bank, Debtor shall deliver to Lender a control agreement ("Control Agreement") in a form and content satisfactory to Lender assigning the Debtor's rights in the deposit account to Lender and the Bank shall acknowledge receipt of the Control Agreement. The Control Agreement must be in a form that provides that the Bank will comply with any instruction originated by the Lender directing disposition of funds in the Deposit Account without further consent of the Debtor. The form of Control Agreement must be in a form satisfactory to the Lender, and must provide that said Bank will comply with a directive originated by the Lender and will not comply with any directive of the Debtor without the additional written consent of the Lender.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or the exercise of the Lender's rights results in a loss of interest or principal or other penalty on such deposits, and, in connection therewith, cause payments to be made directly to Lender.

Any and all replacement or renewal certificates and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for Lender and immediately delivered to Lender to be held as part of the Collateral.

Without limiting the foregoing, it is specifically understood and agreed that Lender shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Debtor with respect to any such matters (irrespective of whether Lender actually has, or may be deemed to have, knowledge thereof).

15. INVESTMENT PROPERTY - The following provisions apply to investment property included in the Collateral:

Immediately upon the execution of this Agreement or Debtor's acquiring rights in the Collateral, Debtor shall: (a) If the Collateral includes certificated securities, deliver such certificated securities to Lender; if the certificate is in registered form, register it in the name of Lender or deliver to Lender with the certificate a stock power satisfactory in form and substance to Lender.
(b) If the Collateral includes uncertificated securities directly held by Debtor, transfer such securities from Debtor to Lender on the books of the issuer or cause the issuer to enter into and deliver to Lender a control agreement with Debtor and Lender, having a form and substance satisfactory to Lender, providing that issuer will comply with instructions originated by Lender without further consent of the registered owner and issuer will not follow instructions originated by Debtor without the Lender's written consent. (c) If the Collateral Includes security entitlements, security accounts, or commodity accounts, cause the Lender to become the holder of the entitlements or accounts or cause the securities intermediary and/or the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, providing that said intermediary will comply with entitlements or orders originated by Lender without further consent by Debtor and will not comply with orders originated by Debtor without Lender's written consent. (d) If the Collateral includes commodity contracts, cause the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, that said intermediary will apply any value distributed on account of the commodity contract as directed by Lender without further consent by the commodity customer and will not comply with orders originated by Debtor without Lender's written consent.

Upon demand by Lender, Debtor shall execute, assign, and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments, or other evidence of payment or writing constituting or relating to any of the Collateral, all in such form and substance as may be satisfactory to Lender.

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Lender shall also have a security interest in all investment property, rights, and interests of every description at any time issued or issuable as an addition to, in substitution or exchange for, or with respect to the Collateral, including, without limitation, shares issued as dividends or as the result of any reclassifications, merger, spin-off, or other reorganization. Debtor shall deliver promptly to Lender in the exact form received, any such securities or other property which come into the possession, custody, or control of Debtor, and shall with respect to such property transfer control to Lender in accord with the paragraphs above.

In its discretion and without notice to Debtor, the Lender may take any one or more of the following actions, without liability except to account for the property actually received: (a) Transfer or register in its name or the name of its nominee any of the Collateral, with or without liability except to account for the property actually received: (b) Transfer or register in its name or the name of its nominee any of the Collateral, with or without identification of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them to apply them to the Obligations in any order of priority; (c) To the fullest extent possible under applicable law, exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral, including all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to such Collateral, as if the absolute owner thereof; (d) Exchange any of the Collateral for other property upon a reorganization, recapitalization, or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Lender may determine; and (d) in its absolute discretion to exercise or to withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Lender in this Agreement, without duty to do so and without responsibility for any failure to do so or to delay in so doing.

Without limiting any other right of Lender, on default the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing, or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of the Debtor therein or thereto, on any recognized market or exchange at any price reasonably consistent with the market price occurring at the time of the sale of the Collateral and, notwithstanding any recent or current decreases or increases in that market price, the sale of the Collateral on such recognized market or exchange shall be deemed reasonable if conducted under ordinary terms regardless of how soon after default the Lender sells such COLLATERAL.

16. POSSESSION OF COLLATERAL BY LENDER - The following paragraphs shall apply when possession of the Collateral by the Lender is required to perfect Lender's security interest, or when Lender requests delivery of the Collateral. Debtor shall deliver to the Lender all certificates of deposit, notes and drafts, instruments, and certificated securities which now or hereafter constitute Collateral under this Agreement. In addition, at the request of Lender from time to time, and at any time, Debtor shall deliver to Lender other Collateral. All such Collateral is hereinafter referred to as Delivered Property. Lender shall have the duty to exercise reasonable care with respect to the Delivered Property. In exercise of the duty: (a) Lender shall never be liable for its failure to give notice to Debtor of default in the payment of or upon the Delivered Property. Lender shall have no duty to fix or preserve the rights against prior parties to the Delivered Property and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Delivered Property, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. (b) Without limiting the foregoing, it is specifically understood and agreed that Lender shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of such matters (irrespective of whether Lender actually has, or may be deemed to have, knowledge thereof). The foregoing provisions of this paragraph shall be applicable to all notes, certificates of deposit, securities, or similar Delivered Property held hereunder, irrespective of whether such property is held in the name of Lender, Debtor, or other person.
(c) Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Delivered Property if it takes such action for that purpose as Debtor (or if more than one, any one or more of the Debtors) shall request in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. (d) No failure of Lender to preserve or protect any rights with respect to the Delivered Property against prior parties or to do any act with respect to preservation of the Delivered Property shall be deemed a failure to exercise reasonable care in the custody or preservation of Delivered Property, unless such act was requested in writing by Debtor and received by Lender in sufficient time to permit the Lender to take the requested action in the ordinary course of its business. (e) Notwithstanding any other fact or duty or written request by the Debtor, Lender shall have no duty to release possession of any of the Delivered Property to the Debtor or otherwise, unless at the time of such request for release, the Debtor (1) tenders fulfillment of all Obligations secured by such Delivered Property, or
(2) tenders replacement Delivered Property or other collateral deemed adequate by Lender.

In its discretion, either before or after maturity, default, or acceleration of the Obligations and without notice to Debtor, the Lender may take any one or more of the following actions, without liability except to account for the property actually received by it: (a) insure any of the Delivered Property; (b) in its name or in the name of the Debtor, demand, sue for, collect, or receive any money or property at any time payable or receivable on account of or in exchange for any of the Delivered Property and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title, or other evidence of payment, shipment, or storage in the name of the Debtor; (c) make any compromise or settlement deemed advisable with respect to any of the Delivered Property; and (d) renew, extend, or otherwise change the terms and conditions of any of the Delivered Property. The Lender shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges, and options expressly or implicitly granted to the Lender in this Agreement, and shall not be responsible for any failure to do so or to delay in doing so.

17. ADDITIONAL COLLATERAL - In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender's request for additional collateral may be oral or in writing delivered by United States mail addressed to Debtor and shall not affect any other subsequent right of Lender to request additional Collateral.

18. FINANCING STATEMENT(S) AND LIEN PERFECTION - Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code - Secured Transactions. Debtor agrees to

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provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

19. LANDLORD'S WAIVER - Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

20 NOTICES - Any notice or demand given by Lender to Borrower and/or Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United State mail, postage prepaid, addressed to Borrower and/or Debtor at the address Borrower and/or Debtor designated at the beginning of this Agreement, or such other address as Borrower and/or Debtor may provide to Lender in writing from time to time for such purposes. Actual notice to Borrower and/or Debtor shall always be effective no matter how such notice is given or received.

21. RELATIONSHIP TO OTHER AGREEMENTS - This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative.

22. CROSS-COLLATERALIZATION / CROSS-DEFAULT - Borrower and/or Debtor agrees that any security interest provided in collateral under this Agreement or any and all other indebtedness of Borrower and/or Debtor to lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as collateral for all said indebtedness. Any default of the Borrower and/or Debtor in the terms of any indebtedness to Lender shall constitute a default under this Agreement.

23. DEFAULT - The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Borrower and/or Debtor contained herein or in any other agreement Borrower and/or Debtor has or may have with Lender; (c) the failure to perform any agreement of any Guarantor or Non-Borrower Debtor contained herein or in any other agreement said Guarantor or Non-Borrower Debtor has or may have with Lender; (d) the publication of any statement, representation, or warranty, whether written or oral, by the Borrower and/or Debtor to the Lender, which at any time is untrue in any respect as of the date made; (e) the publication of any statement, representation, or warranty, whether written or oral, by any Guarantor or Non-Borrower Debtor to the Lender, which at any time is untrue in any respect as of the date made; (f) the condition that any Obligor (which term, as used herein, shall mean the Borrower and each party primarily or secondarily liable on any of the Obligations) becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Obligor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay), or makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Act by or against such Obligor; (g) the entry of any judgment against any Obligor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (h) the death of any Obligor who is a natural person, or of any partner of the Obligor which is a partnership; (i) the dissolution, liquidation, termination of existence, business failure, merger, and consolidation or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (j) the Collateral or any part of the Collateral declines In value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breach of warranty that the Obligor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Obligor or otherwise made known to Lender, and which were acceptable to Lender at that time); sale of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured as provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make prompt payment of taxes on the Collateral; loss, theft, substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course: or (k) the Lender in good faith, believes the Debtor's ability to repay the Debtor's indebtedness secured by this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence.

24. REMEDY - Upon the occurrence of an event of default, Lender, at its option, shall be entitled to exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Borrower and/or Debtor for benefit of Lender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state in which Lender is located, and all remedies at law and equity, all of which shall be deemed cumulative. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender. The Lender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor. Borrower and/or Debtor agrees to pay all reasonable costs of the Lender in connection with the collecting of the Obligations and

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enforcement of any rights connected with retaking, holding, testing, repairing, improving, selling, leasing, or disposing of the Collateral, or like expenses. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum post-default rate stated in the notes secured hereby, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement. The Lender may sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk. Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent postage prepaid, by regular mail, to the Debtor at least ten (10) days before such disposition, and addressed to the Debtor either at the address shown herein or at any other address provided to Lender in writing for the purpose of providing notice. Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations In such order or manner as Lender may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations of the Debtor hereunder, Debtor shall be liable for a deficiency. Lender shall have the right, whether before or after default, to collect and receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default. The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy.

25. FORBEARANCE NOT A WAIVER - Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Borrower and/or Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Borrower and/or Debtor shall not constitute a waiver of subsequent default.

26. CONTINUING AGREEMENT - This is a continuing agreement, and shall remain in full force and effect until the Obligations are paid in full. In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive.

The security interest (and pledge and assignment as applicable), hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall continue in full force and effect until the Oligations are paid in full. Any such revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value,

27. ABSENCE OF CONDITIONS OF LIABILITY - This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, or guarantors, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Borrower, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Borrower may assert on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Borrower's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent.

28. WAIVERS - Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code and the Uniform Commercial Code. Debtor and any maker, endorser, guarantor, surety, third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever.

29. WAIVER OF JURY TRIAL - All parties to this Agreement hereby waive to the fullest extent permitted by law any right to trial by jury with respect to any disputes, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any note or other instrument, document, or agreement executed or delivered in connection herewith or the transactions related hereto.

30. JOINT AND SEVERAL LIABILITY - If this Agreement is executed by more than one Debtor, it is understood and agreed that each such Debtor shall be jointly and severally bound and the word "Debtor" as used herein shall be construed to be of such number as circumstances REQUIRE.

31. SEVERABILITY - Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement.

32. SURVIVAL - The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Debtor.

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33. ASSIGNABILITY - Lender may assign, pledge, or otherwise transfer this
Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

34. AUTHORIZATIONS - Debtor authorizes Lender, without notice or demand and without altering Debtor's liability or Lender's rights hereunder, from time to time to take acts which may alter the obligation of Borrower to Lender and/or Debtor's right to restitution or subrogation, including: (a) to renew, compromise, extend, or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increasing the rate of interest; (b) to extend additional credit to Borrower in any manner for any purpose; (c) to incur costs, including attorneys' fees, with respect to enforcing its rights with respect to the Obligations and collateral securing the Obligations; (d) to exchange, enforce, waive, or release (whether intentionally or unintentionally) any security for the Obligations or any part thereof or purchase such security at private or public sale; (e) to settle, release, compromise with, or substitute any one or more endorsers, guarantors, or other obligors or the Obligations; (f) to impair the value of Lender's interest in Collateral through failure to obtain or maintain protection, failure to obtain or maintain recordation of an interest, or through failure to perform a duty owed to Debtor to preserve the Collateral; and (g) to apply all monies received from Debtor and others or from Collateral in Lender's discretion without in any way being required to marshall assets.

35. AMENDMENT - This is the final expression of the agreement between the parties and may not be contradicted by evidence of any prior or contemporaneous oral agreement. This Agreement may not be amended except by written agreement signed by the parties.

36. GOVERNING LAW - This Agreement has been delivered in the state where the Lender is located and shall be construed in accordance with the laws of that state.

37. HEADINGS AND GENDER - The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

38. MISCELLANEOUS - Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state where the Lender is located. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws, now existing or hereafter enacted. The Debtor specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with this Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for Lender's willful misconduct.

[ ] ADDITIONAL PROVISIONS - If checked, the following Provisions are made a part of this Agreement:








ACKNOWLEDGMENT - The Debtor acknowledges that this is the entire agreement between the parties, except to the extent that writings signed by the party against whom enforcement is sought are specifically incorporated herein by reference either in this Agreement or in such writings, and acknowledges receipt of a true and complete copy of this Agreement including pages 1 through 10. The Debtor expressly agrees to all of the provisions of this Agreement and signifies assent by the signature(s) below.


IN WITNESS WHEREOF, the Debtor has executed this Agreement on the date and year shown below.


SIGNATURE EYEWEAR, INC.

By  X /s/ MICHAEL PRINCE - (CEO) 2/4/05  By  X /s/ MICHAEL PRINCE - (CEO) 2/4/05
    -----------------------------------      -----------------------------------
    SIGNATURE EYEWEAR, INC.        Date      BY; MICHAEL PRINCE - CEO       Date
Its Chief Executive Officer              Its

By  X                                    By  X
    -----------------------------------      -----------------------------------
                                   Date                                     Date
Its                                      Its


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                                                        Compliance Systems, Inc.
                                                   800-968-8522 Fax 616-956-1868

                             COLLATERAL DESCRIPTION



     (i)   ALL OF BORROWER'S INVENTORY;

     (ii)  ALL OF BORROWER'S ACCOUNTS;

     (iii) ALL OF BORROWER'S GENERAL INTANGIBLES AS THAT TERM IS DEFINED IN THE CODE;

     (iv)  ALL OF BORROWER'S EQUIPMENT, AS THAT TERM IS DEFINED IN THE CODE;

     (v) ALL OF BORROWER'S INTEREST IN ANY PATENTS (NOW EXISTING OR PENDING) COPYRIGHTS, TRADE NAMEES, TRADEMARKS AND SERVICE MARKS USEFUL TO THE OPERATION OF BORROWER'S BUSINESS;

     (vi) ALL NOTES, DRAFTS, ACCEPTANCES, INSTRUMENTS, DOCUMENTS OF TITLE, POLICIES AND CERTIFICATES OF INSURANCE, CHATTEL PAPER, GUARANTIES AND SECURITIES NOW OR HEREAFTER RECEIVED BY BORROWER OR IN WHICH BORROWER HAS OR ACQUIRES AN INTEREST;

     (vii) ALL CASH AND NONCASH PROCEEDS OF THE FOREGOING PROPERTY, INCLUDING WITHOUT LIMITATION PROCEEDS OF POLICIES OF FIRE, CREDIT OR OTHER INSURANCE;

     (viii) ALL OF BORROWER'S BOOKS AND RECORDS PERTAINING TO ANY OF THE COLLATERAL DESCRIBED IN THIS SECTION.

BY INITIALING, I ACKNOWLEDGE THE VALIDITY OF THIS ATTACHMENT --
-----
/s/ MP

                            RESOLUTION OF CORPORATION
     AUTHORITY TO BORROW, LEASE, GUARANTEE, PLEDGE COLLATERAL, AND NEGOTIATE

--------------------------------------------------------------------------------
TO: (Name/Address of Lender)               FROM: (Name I Address of Corporation)

HOME LOAN INDUSTRIAL BANK                  SIGNATURE EYEWEAR, INC.
205 NORTH 4TH STREET                       BY: MICHAEL PRINCE, CEO
GRAND JUNCTION, CO 81501                   498 N. OAK STREET
                                           INGLEWOOD, CA 90302
--------------------------------------------------------------------------------

I hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of the Corporation named above, that the following is a true and complete copy of a Resolution duly adopted at a meeting of the Board of Directors of said Corporation held on the date shown below in accordance with law and the bylaws of said Corporation, and that my delivery of this Resolution to the Lender ("Lender") certifies that such Resolution is still in full force and effect.

"RESOLVED, that the undersigned Secretary of the Corporation is hereby authorized and directed to certify to the Lender this Resolution, and that the provisions therein are in conformity with the Articles of Incorporation, Constitution, Charter, Bylaws and/or rules of the Corporation, and to provide the names and to provide specimen or facsimile signatures, if requested by Lender, of the individuals authorized below, and that this Resolution and the authority thereby conferred shall remain in full force and effect until the Lender receives proper written notification to the contrary, and the Lender may conclusively presume that the Resolution and authorized to sign individual signature(s) are in effect, and that the persons identified in the Resolution as officers of the Corporation have been duly elected or appointed to and continue to hold such offices.

That the following described officers, employees or agents of this Corporation whose signatures appear below, are hereby authorized for and on behalf of this Corporation, to do anything necessary or required to procure loans and negotiate the terms, including interest rate, fees, and charges, for loans, including letters of credit in any form from the Lender, or, to enter into any form of personal property or fixture lease with the Lender, or, to give this Corporation's guarantee for the debts of the guaranteed borrower listed below to the Lender, from time to time, as they may deem necessary, and to pledge, mortgage, grant a security interest, or convey to the Lender at any time any of the assets, whether personal property or real property, which are owned by this Corporation as security for such loans or guarantees, end to discount with the Lender any accounts receivable or other paper held by this Corporation without limit as to amount, and to bind this Corporation to any origination, renewal, extension, refinancing, or modification of any transaction involving this Corporation and the Lender.

That the Lender shall he fully protected and held harmless in relying upon this Resolution and shall be indemnified by the Corporation for any claims, expenses or losses resulting from the honoring of any signature, including any facsimile or other electronically communicated signature, hereby authorized, or refusing to honor any signature not so authorized, regardless of whether or not such signature was genuine and regardless of by whom or by what means the signature may have been communicated or affixed to any instrument or document, if such signature reasonably resembles the specimen or facsimile signature provided to Lender herein or otherwise provided.

And, that all notes or other evidences of such loans, leases, guarantees, renewals, extensions, refinancings. or modifications, and all instruments of pledge, assignment, conveyance, or lien, and the endorsement and transfer of all paper discounted may be signed by any of the individuals whose signatures appear below individually, or as may be specifically set forth as to the number of necessary counter signatures. That means each named individual may sign without any other named individual unless additional signatures are required below under the heading "number of required additional (counter) signatures". By way of examples, if "1" is reflected under that heading, then one other named individual would also have to sign with the named individual who is not authorized to sign alone, or, if the space under that heading is left blank or "0" is reflected, the named individual may act alone."

The following paragraph is only applicable if the [ ] preceding it is marked, e.g. [X].

[X] "It is FURTHER RESOLVED, as part of this Resolution, that any _______ officers of this Corporation from time to time holding the offices of this Corporation as reflected in this paragraph may also act on behalf of this Corporation pursuant and subject to this Resolution as if individually named below: (line out if not applicable) President, any Vice President, any Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer. If the space in the preceding sentence between the words "any" and "Officers" is left blank, any officer empowered to act on behalf of the Corporation pursuant to this paragraph may act alone."

DATE OF RESOLUTION: 2/07/05

----------------------------------------------------------------------------------------------
                                                                           NUMBER OF REQUIRED
                                                                          ADDITIONAL (COUNTER)
TITLE             NAME                        SIGNATURE                        SIGNATURES
----------------------------------------------------------------------------------------------
                  SIGNATURE EYEWEAR, INC.
----------------------------------------------------------------------------------------------
CEO/PRESIDENT     BY; MICHAEL PRINCE - CEO    X /s/ MICHAEL PRINCE(CEO)

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

        GUARANTEED BORROWER (PERSON OR ENTITY WHOSE DEBT IS BEING GAURANTEED, IF ANY)
----------------------------------------------------------------------------------------------
NAME OF GUARANTEED BORROWER                      ADDRESS OF GUARANTEED BORROWER


----------------------------------------------------------------------------------------------
I FURTHER CERTIFY THAT THE FOREGOING ARE TITLES,                       CORPORATE SEAL
NAMES, AND GENUINE SIGNATURES OF THE PRESENT                  --------------------------------
OFFICERS, EMPLOYEES AND AGENTS OF THIS CORPORATION
AUTHORIZED BY THE ABOVE RESOLUTION.

IN WITNESS WHEREOF, I HAVE HEREUNTO SUBSCRIBED
MY NAME AS SECRETARY AND, IF APPLICABLE, HAVE
AFFIXED THE SEAL OF THIS CORPORATION ON THE DATE
SHOWN BELOW.

X
--------------------------------------------------
SECRETARY SIGNATURE

DATE 2/07/05
----------------------------------------------------------------------------------------------

(c) Copyright Compliance Systems, Inc. 1985,       Compliance Systems, Inc.
1997, 1998, 2000,                                  800-968-8522 Fax 616-956-1868
ITEM 303BAL0 (0006) (1818)